SERVICE AND CONSULTING

AGREEMENT

made by and between

HPIL ENERGYTECH Inc.

and

O.R.C. SRL

June 10, 2014

Table of Contents

1. Term	2
2. Goals And Objectives	2
3. Obligations Of The Parties	3
4. Confidentiality	3
5. Relations Of The Parties	3
6. Closing	3
7. Representations, Warranties, And Covenants Of O.R.C.	3
8. Representations, Warranties, And Covenants Of HPIL ET	4
9. HPIL ET's Indemnity	5
10. O.R.C.'s Indemnity	5
11. Payment Of The Services	5
12. Approval Of Councel	5
13. Notices	6
14. Additional Undertakings	6
15. Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws	6
16. Arbitration	7
17. Governing Law	7
18. Binding Effect	7
19. Counterparts	7
20. No Reliance	7
21. Early Termination	7
22. Captions	8
23. Entire Agreement	8

SERVICE AND CONSULTING AGREEMENT

THIS SERVICE AND CONSULTING AGREEMENT (the “Agreement”) is signed this 10th day of June, 2014 (the “Closing Date”), by and between HPIL ENERGYTECH Inc., a Nevada (USA) corporation (hereafter “HPIL ET”) and O.R.C. SRL, a private limited company domiciled in Italy (hereafter “O.R.C.”).

R E C I T A L S:

The following is a recital of facts underlying this Agreement:

A.              HPIL ET is focused on investing in both private and public companies in the energy business sector. HPIL ET does not restrict its potential candidate target companies to any specific geographical location and thus acquires various types of business’s in the energy sector.  HPIL ET is active with the acquisitions of intellectual properties and technologies in the energy sector.

B.              HPIL ET is a wholly owned subsidiary of HPIL HOLDING, a Nevada (USA) corporation and a worldwide diversified investing holding company.  HPIL HOLDING is a U.S. Public and S.E.C. reporting company.

C.              O.R.C. was founded with the aim of recovering different types of papers materials, to meet the diverse needs of customers, and to differentiate the types of treated materials.

D.              O.R.C. is focused on the development of a wide range of materials so as to minimize the quantities of waste sent to landfills for final disposal. O.R.C. also promotes the recovery and development of the original raw materials. O.R.C. provides for the utilization of waste products from companies which it collects from them through the installation of appropriate equipment.

E.              O.R.C. operates, and has always operated, according to the regulations in force and is fully respectful of the environment. O.R.C. periodically evaluates and conforms to applicable regulations and obtains the necessary permits, clearances and certificates.

NOW, THEREFORE, HPIL ET and O.R.C. (hereafter the “Party” or collectively the “Parties”) in consideration of and in reliance upon the representations, warranties, covenants and agreements contained herein, hereby agree and bind themselves to undertake this Agreement under the following terms and conditions:

1.               Term

The term of this Agreement shall be 2 (two) years unless terminated earlier in accordance with the terms of this Agreement (the "Term").

2.               Goals And Objectives

HPIL ET shall provide to O.R.C. the service and consulting described in Exhibit A (the “Services”) included in and made a part of this Agreement.  HPIL ET reserves the right to make modifications to the Services with reasonable notice to O.R.C.  If the Parties agree that such modifications materially change the Services, HPIL ET will adjust the Fee (as defined in the Section 11) as the Parties shall agree, or O.R.C. shall have the right to terminate this Agreement as provided in the Section 21.

3.               Obligations Of The Parties

3.1.        HPIL ET ’s obligations under this Agreement are to:

(i)               Follow up on developments regarding O.R.C.;

(ii)             Work with O.R.C. as appropriate.

3.2.        O.R.C.’s obligations under this Agreement are to:

(i)               Keep HPIL ET aware of developments regarding O.R.C.;

(ii)             Work with HPIL ET as appropriate.

4.               Confidentiality

Subject to sub-clause below, each Party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Agreement. Each Party may disclose information which would otherwise be confidential if and to the extent:

(i)               required by the law of any relevant jurisdiction;

(ii)             the information has come into the public domain through no fault of that Party; or

(iii)           the other Party has given prior written approval to the disclosure, provided that any such information disclosed shall be disclosed only after consultation with and notice to the other Party.

5.               Relation Of The Parties

The nature of relationship between the Parties is that O.R.C. hereby retains HPIL ET as an independent contractor, and HPIL ET hereby accepts and agrees to such retention. It is acknowledged and agreed by O.R.C. that HPIL ET carries neither professional licenses nor memberships in any self-regulatory organizations. It is further acknowledged and agreed by O.R.C. that HPIL ET is not rendering legal advice and is not acting and shall not act as an investment advisor or broker/dealer within the meaning of any applicable state or federal securities laws.  The services of HPIL ET shall not be exclusive nor shall HPIL ET be required to render any specific number of hours or assign specific personnel to O.R.C. or its projects.

6.               Closing

The closing of  this Agreement shall take place at the offices of HPIL ET, 7075 Gratiot Road, Suite One, Saginaw, Michigan 48609 (United States of America), or other mutually agreed upon location.

7.               Representations, Warranties, And Covenants Of O.R.C.

O.R.C. hereby represents, warrants, and covenants to HPIL ET that:

7.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of O.R.C., enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

7.2.        Consents

To O.R.C.’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of O.R.C. is required in connection with the consummation of the transactions contemplated by this Agreement.

7.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to O.R.C., or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

7.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to O.R.C.’s knowledge, currently threatened that questions the validity of this Agreement, or the right of O.R.C.  to enter into this Agreement.

8.               Representations, Warranties, And Covenants Of HPIL ET

8.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of HPIL ET, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

8.2.        Consents

To HPIL ET’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of HPIL ET is required in connection with the consummation of the transactions contemplated by this Agreement.

8.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to HPIL ET, or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

8.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to HPIL ET’s knowledge, currently threatened that questions the validity of this Agreement, or the right of HPIL ET to enter into this Agreement.

9.               HPIL ET’s Indemnity

9.1.        HPIL ET shall indemnify, defend, and hold harmless O.R.C.  from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of O.R.C. contained in this Agreement and (ii) any failure by HPIL ET to perform or observe, or to have performed or observed in full any covenant, agreement or condition to be performed or observed by HPIL ET under this Agreement or any of the other agreements or instruments executed and delivered by HPIL ET on the Closing Date.

9.2.        O.R.C. agrees that the sole and exclusive remedy for money damages related to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 9.

10.            O.R.C.’s Indemnity

10.1.    O.R.C. shall indemnify, defend, and hold harmless HPIL ET from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of HPIL ET contained in this Agreement and (ii) any failure by O.R.C. to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by O.R.C. under this Agreement or any of the other agreements or instruments executed and delivered by O.R.C. on the Closing Date.

10.2.    HPIL ET agrees that the sole and exclusive remedy for money damages relating to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 10.

11.            Payment Of The Services

11.1.    As compensation for the Services, O.R.C. shall pay HPIL ET, in U.S. dollars, a fee of $30,000 (Dollars Thirty Thousand) per month (the “Fee”). The Fee is due at the beginning of each calendar month beginning on the effective date and expiring 2 (two) calendar years after the Closing Date. O.R.C. will be responsible for all reasonable out-of-pocket expenses and these will be invoiced periodically.

11.2.    All terms are net 30 (thirty) days. HPIL ET, at its option, may suspend the Services if the balances payable become delinquent to it by O.R.C. until the balances have been paid or treat such failure to pay as a material breach of this Agreement and terminate this Agreement immediately.

12.            Approval Of Counsel

All instruments or documents to be delivered by any Party to this Agreement shall be in form and content reasonably satisfactory to the counsel for the Party receiving such instrument or document.

13.            Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (d) one (1) business day after having been dispatched by an internationally recognized overnight courier service, in each case to the appropriate Party at the address or facsimile number specified below:

If to HPIL ET:

HPIL ENERGYTECH Inc.

Attn.:  Nitin Amersey, CFO and Corporate Secretary

Attn.:  Louis Bertoli, President and CEO

7075 Gratiot Road, Suite One

Saginaw, Michigan 48609

United States of America

Facsimile No.:  001(248)750-1016

with a copy (which shall not constitute notice) to the following e-mail addresses:

info@hpilenergytech.com

If to the O.R.C.:

O.R.C. SRL

Attn.: Ignazio Minetta; and

Attn.: Mauro Minetta

Strada 4, Palazzo A/5

Milano 20090

Italy

Facsimile No.: 0039-030-241-0195

with a copy (which shall not constitute notice) to the following e-mail address: maurominetta@orc.it

Any Party hereto may change its address or facsimile number for the purposes of this Section 13 by giving notice as provided herein.

14.            Additional Undertakings

The Parties shall hereafter each take those actions and execute and deliver those documents and instruments as shall be reasonably necessary in order to fulfill the intent and purpose of this Agreement, and shall cooperate in any filing, registration, investigation or other activity that shall be required or shall occur as a result of or in connection with this transaction.

15.            Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

Neither O.R.C.  or HPIL ET  or any representative of O.R.C. or HPIL ET  in its capacity as such has violated the Foreign Corrupt Practices Act or the anticorruption laws of any jurisdiction where O.R.C. , or HPIL ET  does business.  Each of O.R.C.  and HPIL ET has at all times complied with all legal requirements relating to export control and trade sanctions or embargoes.  Neither O.R.C.  or HPIL ET have violated the antiboycott prohibitions contained in 50 U.S.C. Sections 2401 et seq. or taken any action that can be penalized under Section 999 of the Internal Revenue Code of 1986, as amended.

16.            Arbitration

Any and all disputes or controversies between the Parties arising out of or in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce; provided, a Party may seek a temporary restraining order, preliminary injunction, or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Despite any such action for provisional relief, the Parties will continue to participate in good faith in the procedures specified in this Section 16.  Each Party shall appoint one arbitrator who shall mutually appoint a third arbitrator who shall be the sole arbitrator for the proceeding.  The arbitration shall be held, and any award shall be rendered, in Paris (France), in the English language.  The award may include reimbursement of the costs of the arbitration (including, without limitation, reasonable attorney fees) to the prevailing Party or a portion of such costs as determined by the arbitrator.  An award of the arbitrator shall be final and binding on the Parties and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

17.            Governing Law

This Agreement and its application and interpretation will be governed exclusively by its terms and the laws of the State of Nevada (USA), and excluding any conflicts of law provisions which would require the application of any law other than Nevada.

18.            Binding Effect

All of the terms and provisions of this Agreement by or for the benefit of the Parties shall be binding upon and inure to the benefit of their successors, assigns, heirs and personal representatives.  The rights and obligations provided by this Agreement shall not be assignable by any Party.  Except as expressly provided herein, nothing herein is intended to confer upon any person, other than the Parties and their successors, any rights or remedies under or by reason of this Agreement.

19.            Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

20.            No Reliance

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement.  The Parties assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

21.            Early Termination

21.1.    This Agreement may be terminated after the first anniversary of the Closing Date for any reason by HPIL ET on 30 (thirty) days prior written termination notice to O.R.C.

21.2.    HPIL ET may terminate this Agreement immediately if O.R.C. materially breaches this Agreement. On termination of this Agreement for any reason, at any time, O.R.C. shall not be entitled to a refund of any portion of the Fee previously paid. If this Agreement is terminated before the first anniversary of the Closing Date by O.R.C., O.R.C. shall pay HPIL ET, within 30 (thirty) days of such termination, the remainder of the Fee to which HPIL ET would be entitled from the termination date until such first anniversary absent such termination.

21.3.    Notwithstanding any provision in this section below to the contrary, if O.R.C. terminates this Agreement before the first anniversary of the Closing Date because the Parties agree there has been a material change in the Services as described in Exhibit A, O.R.C. shall be required to pay HPIL ET only those installments of the Fee that become due on or before such termination.

21.4.    O.R.C. may terminate this Agreement after the first anniversary of the effective date for any reason on 30 (thirty) days written notice to HPIL ET. If O.R.C. opines that the scope of services has changed significantly from the Agreement or the Services provided are unsatisfactory to O.R.C., a mutual agreement between the Parties will not be necessary to terminate the Agreement; however written notice 30 (thirty) days in advance will still be required.

21.5.    This Agreement shall automatically terminate upon the dissolution, bankruptcy or insolvency of O.R.C. or HPIL ET. HPIL ET and O.R.C. shall have the right and the discretion to terminate this Agreement should the other Party, in performing its duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity or self-regulatory organization, accept for violations that either singularly or in the aggregate do not have or will not have a materially adverse effect on the Party desiring termination. Work Product: It is agreed that all information and materials produced for O.R.C. shall be the property of HPIL ET, free and clear of all claims thereto by O.R.C., and O.R.C. has no claim of authorship therein or ownership rights thereto. If terminated no funds paid will be refundable by HPIL ET to O.R.C. and no further payments will be due to HPIL ET from O.R.C.

22.            Captions

Captions to sections and subsections of this Agreement have been included solely for the sake of convenient reference and are entirely without substantive effect.

23.            Entire Agreement

This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding (including, without limitation, any alleged waiver based on a Party’s knowledge of any inaccuracy in any representation or warranty contained herein) unless in writing and signed by the Party against which such amendment, supplement, modification, waiver or termination is asserted.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

THIS SERVICE AND CONSULTING AGREEMENT has been entered into as of the date first set forth above.

O.R.C. : O.R.C. SRL, a private limited company domiciled in Italy. By: /s/ Ignazio Minetta _ Ignazio Minetta As: Sole Administrator	HPIL ET : HPIL ENERGYTECH Inc., a Nevada (USA) corporation. By: /s/ Nitin Amersey _ Nitin Amersey As: CFO and Corporate Secretary

EXHIBIT A – The Services

DUTIES OF HPIL ET: HPIL ET will provide the following business consulting services:

1.     Provide general service and consulting regarding O.R.C. investments in companies.

2.     Provide general service and consulting regarding O.R.C. investments in products/technologies.

3.     Provide general administrative services as may be requested by O.R.C. from time to time.

4.     Provide specific services as requested by O.R.C. from time to time.

5.     Provide specific consulting as requested by O.R.C. from time to time.